                                   AIM GLOBAL
                                   GROWTH FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

                     -------------------------------------

                             AIM GLOBAL GROWTH FUND

                            For shareholders who seek

                          long-term growth of capital.

                         The Fund invests in a portfolio

                           of global equity securities

                                of companies with

                            strong earnings momentum.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o   Class C shares commenced sales on August 4, 1997.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The unmanaged Russell 2000 Index is generally representative of the performance of the stocks of small-capitalization companies.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Compositie Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                    Dear Fellow Shareholder:

                    The fiscal year ended October 31 experienced no let-up in
     [PHOTO OF      the volatility in equity markets, and it closed on an
    Charles T.      unsettling note. In late October, in the wake of a currency
      Bauer,        crisis in Southeast Asia, the stock market experienced its
   Chairman of      first 10% correction since 1991. On Monday, October 27, the
    THE FUND        New York Stock Exchange closed to deal with market
  APPEARS HERE]     volatility for the first time in its history when the the
                    Dow Jones Industrial Average fell 554 points, the index's largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987.
                    Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                        Many investment managers, including AIM, had cautioned
                    that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS

The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                        --------------------------------

                           Despite recent activities,

                        the fiscal year ended October 31

                       brought domestic equity investors

                               excellent returns.

                        --------------------------------

The Managers' Overview

EUROPEAN GROWTH RETURNS OFFSET "ASIAN FLU"

A roundtable discussion with the Fund management team for AIM Global Growth Fund about the fiscal year ended October 31, 1997.

-------------------------------------------------------------------------------
Q: WORLD EQUITY MARKETS HAD A VOLATILE YEAR. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund posted another period of solid performance. Total return was 17.25% for Class A shares and 16.65% for Class B shares for the fiscal year ended October 31, 1997 (Class C shares commenced sales on August 4, 1997.) Comparatively, the Morgan Stanley Capital International (MSCI) World Index of global stocks gained 16.77% during the reporting period. The Fund's net assets grew $167 million to $404 million at the end of the reporting period.

Q: WHAT WERE SOME OF THE MAJOR INFLUENCES ON THE Fund's PORTFOLIO OVER THE PAST 12 MONTHS?

A: In the United States, the reporting period was "a tale of two markets." During the first six months of the fiscal year ended April 30, 1997, large-company stocks were the undisputed market kings as the Standard and Poor's Composite Index of 500 Stocks (S&P 500) rose 14.75% compared to a 1.61% rise for the Russell 2000 Index, which tracks small-cap stocks. However, from May 1 until October 31, 1997, small-caps greatly outperformed large-cap stocks, as evidenced by the Russell 2000's 27.29% return over this period versus the S&P 500's 15.13% return. Regardless, the S&P 500 rose 32.10% during the reporting period ended October 31, 1997, and the Fund invests in many of the same large domestic companies such as IBM, Gillette, and Proctor & Gamble that comprise the S&P 500.
         At the end of the reporting period, though, just 33% of the Fund was in domestic equities, which meant the remaining 67% of the Fund was invested around the world and exposed to some very volatile markets, especially in Southeast Asia.
         We continue to see more of a global economy every year. Around the world inflation was relatively tame and interest rates remained low, an attractive combination during the reporting period which provided an excellent economic environment for equities. Global market volatility caused investors to favor large-cap stocks as opposed to small-cap stocks, which contributed to the Fund's performance.

Q:  HOW DID THE GLOBAL MARKETS PERFORM DURING THE REPORTING PERIOD?

A: European markets had an outstanding year. Six of the 10 best-performing markets in the world during the reporting period were in Europe. Latin America also posted solid performance during the fiscal year, although its returns were tempered by global market volatility in the final week of the reporting period.
         Unfortunately, the same cannot be said for the Far East. Japan and the Asian Tigers had a very difficult time during the reporting period: Thailand was off 68%, the Philippines off 52%, Japan down 18%, and Hong Kong fell 17%.

Q:  WHAT CAUSED THE EXCELLENT MARKET RETURNS IN EUROPE?

A: There were two major factors at work in European markets. The first was the ongoing economic restructuring, which we have talked about for quite some time. But during the fiscal year we saw the economic returns caused by the restructuring gain considerable momentum. Europe remains an area with fairly cheap valuations, especially when compared to the U.S. More importantly, earnings growth in Europe also continued to be strong.
         The second major stimulus on European markets was the introduction of real investing for the first time to European households. Individual investors recently have discovered the benefits of investing in equities. Their investment represents a large pool of retirement savings. Europeans are becoming more educated about the advantages of investing in their stock markets, and we think demand for European equities will continue to grow.
         Four of the Fund's top 10 holdings were located in continental Europe and the United Kingdom: Credito Italiano, an Italian banking company, Philips Electronics, a Dutch company that specializes in household furnishings and applicances,

===============================================================================
FUND CELEBRATES THIRD ANNIVERSARY WITH 5 STARS

*****On September 15, 1997, AIM Global Growth Fund celebrated its third anniversary by receiving a five-star rating for its overall performance from Morningstar*. The Fund also received five stars for its three-year performance.

*Morningstar proprietary ratings reflect risk-adjusted performance through September 30, 1997. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bills. The top 10% of the funds in a rating category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

                     --------------------------------------

                         Around the world inflation was

                       relatively tame and interest rates

                           remained low, an attractive

                            combination for equities.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

The Managers' Overview

PORTFOLIO COMPOSITION

As of October 31, 1997, based on total net assets

===============================================================================================================================
TOP 10 COUNTRIES                     TOP 10 INDUSTRIES                          TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------------------------------------------------------
 1. United States    30.25%    1. Banks (Major Regional)               5.23%    1. Rohm Co., Ltd. (Japan)                 0.71%

 2. Japan             9.96     2. Computer (Software & Services)       3.60     2. Credito Italiano S.p.A. (Italy)        0.69

 3. United Kingdom    9.50     3. Services (Commercial Consumer)       3.59     3. Fomento Economico Mexicano,            0.67
                                                                                   S.A. de C.V.-Class B (Mexico)

 4. France            7.45     4. Telephone                            3.48     4. Panamerican Beverages Inc.-            0.66
                                                                                   Class A (Mexico)

 5. Germany           4.48     5. Manufacturing (Diversified)          3.46     5. TDK Corp. (Japan)                      0.64

 6. Netherlands       4.32     6. Electronics (Component Distributors) 3.40     6. Philips Electronics N.V. (Netherlands) 0.62

 7. Italy             3.76     7. Retail (Food Chains)                 2.65     7. Sony Corp. (Japan)                     0.62

 8. Mexico            3.67     8. Oil & Gas (Refining & Marketing)     2.56     8. Honda Motor Co., Ltd. (Japan)          0.61

 9. Hong Kong         3.01     9. Financial (Diversified)              2.24     9. Telecom Italia S.p.A. (Italy)          0.60

10. Switzerland       2.59    10. Oil (International Integrated)       2.21    10. Tarmac PLC (UK)                        0.60



Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================================================================

    Telecom Italia, the Italian telephone conglomerate, and Tarmac PLC, a British engineering and construction company. All saw significant earnings growth during the reporting period.

Q:  WHAT CAUSED THE ECONOMIC TURBULENCE IN THE PACIFIC RIM?

A: Simply put, the emerging markets in countries like Thailand, Malaysia, Indonesia, and the Philippines grew too quickly for their size. New construction of office buildings and factories far outstripped demand, and the debt used to finance the construction burgeoned. When cash flow became a problem, the markets in the region went into a tailspin. The markets in these countries are very small, and it doesn't take much to move those markets either up or down.

Q:  HOW DID THE TURMOIL IN THOSE MARKETS AFFECT THE FUND?

A: Fortunately, we had lowered the portfolio's weightings in Asia prior to October's troubles. Our earnings discipline was very helpful in our exit from those markets in the Pacific Rim. The earnings in most of the companies in that region were on a downward trend prior to the October market drop, and our discipline dictated that it was time to sell those holdings. By the end of the holding period just over 10% of the Fund's portfolio was invested in Japan and only 3% was invested in Hong Kong.

Q:  WHAT WAS THE ECONOMIC SITUATION IN JAPAN?

A: Unfortunately, the second-largest economy in the world was still in the grips of a major recession during the reporting period. Japan also was affected by the "Asian Flu" because a number of Japanese banks had investments and outstanding loans to their Asian neighbors. However, because of the size and maturity of the Japanese market, many Japanese companies are global, rather than regional, players.
         In spite of the economic difficulties in Japan, we did identify several Japanese companies with earnings growth, including four among the Fund's top 10 holdings: Rohm Company, an electronics component distributor which was the Fund's largest single holding, TDK Corp., which specializes in electrical equipment, and familiar names Sony Corp. and Honda Motor Co.

Q: YOU MENTIONED THAT YOU HAVE REDUCED THE Fund's EXPOSURE IN THE FAR EAST. WHERE HAVE YOU PUT THAT MONEY TO WORK?

A: The portfolio's holdings in Latin America increased dramatically so that 6.86% of the Fund was invested there at the end of the reporting period. In U.S. dollars Brazil was up over 18%, Colombia up 45%, and Mexico up 37% during the reporting period. The Mexican market and economy continue to progress quite nicely, and we've been increasing the portfolio's weighting there in companies such as Coca-Cola FEMSA. We also raised our holdings of European securities as we reduced holdings in Asia.

Q:  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A: Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. Globally, we are still very positive on Europe, and very hesitant on the Pacific Rim. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings increasing any time soon. In Europe, though, we believe there will be faster earnings growth there with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios are all lower than in the U.S. The economic outlook in Latin America seems positive as well.
         It is important to remember that what happened in October in Asia should have little bearing on U.S. markets. The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.

          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL GROWTH FUND vs. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/94 to 10/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International World Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

                               GROWTH OF $10,000

----------------------------------------------------------------------------
                       CLASS A               CLASS B                 MSCI
----------------------------------------------------------------------------
9/15/94                 9,524                10,000                  10,000
11/94                   9,333                 9,790                   9,585
2/95                    9,404                 9,850                   9,677
5/95                   10,366                10,840                  10,593
8/95                   11,471                11,990                  10,878
11/95                  11,967                12,490                  11,407
2/96                   12,572                13,105                  12,033
5/96                   13,493                14,051                  12,538
8/96                   13,192                13,715                  12,303
11/96                  14,462                15,018                  13,602
2/97                   14,801                15,343                  13,708
5/97                   15,577                16,127                  14,741
8/97                   16,217                16,768                  15,112
10/97                  16,139                16,676                  15,100
============================================================================

AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/97 including sales charges

CLASS A SHARES
Inception (9/15/94)   16.55%
3 years               16.42
1 year                11.67

CLASS B SHARES
Inception (9/15/94)   17.09%
3 years               17.00
1 year                11.65

CLASS C SHARES
Inception (8/4/97)    -6.69%
================================================================================
         Past performance is no guarantee of comparable future results

Your Fund's total return include sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems Hypo-- Registered Trademark--.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                      MARKET
                                      SHARES          VALUE
DOMESTIC COMMON STOCKS-29.98%

AGRICULTURAL PRODUCTS-0.41%

DIMON, Inc.                               25,000   $    648,437
---------------------------------------------------------------
Universal Corp.                           26,000        999,375
---------------------------------------------------------------
                                                      1,647,812
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.13%

NationsBank Corp.                          9,000        538,875
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.94%

BankAmerica Corp.                         17,000      1,215,500
---------------------------------------------------------------
Chase Manhattan Corp.                     11,500      1,326,812
---------------------------------------------------------------
Citicorp                                  10,000      1,250,625
---------------------------------------------------------------
                                                      3,792,937
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.21%

Crompton & Knowles Corp.                  34,600        873,650
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.49%

Lucent Technologies, Inc.                 15,500      1,277,781
---------------------------------------------------------------
Tellabs, Inc.(a)                          13,000        702,000
---------------------------------------------------------------
                                                      1,979,781
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.52%

Compaq Computer Corp.                     29,000      1,848,750
---------------------------------------------------------------
Dell Computer Corp.(a)                    21,000      1,682,625
---------------------------------------------------------------
Digital Equipment Corp.(a)                30,000      1,501,875
---------------------------------------------------------------
International Business Machines Corp.     11,500      1,127,719
---------------------------------------------------------------
                                                      6,160,969
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.67%

Bay Networks, Inc.(a)                     45,000      1,423,125
---------------------------------------------------------------
Cisco Systems, Inc.(a)                    16,000      1,312,500
---------------------------------------------------------------
                                                      2,735,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.21%

EMC Corp.(a)                              15,000        840,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.15%

BMC Software, Inc.(a)                     11,400        688,275
---------------------------------------------------------------
Computer Associates International, Inc.   19,000      1,416,687
---------------------------------------------------------------
Compuware Corp.(a)                        21,000      1,388,625
---------------------------------------------------------------
Microsoft Corp.(a)                         9,000      1,170,000
---------------------------------------------------------------
                                                      4,663,587
---------------------------------------------------------------

CONSUMER FINANCE-1.12%

FIRSTPLUS Financial Group, Inc.(a)        11,500        632,500
---------------------------------------------------------------
Green Tree Financial Corp.                32,000      1,348,000
---------------------------------------------------------------
Household International, Inc.             10,000      1,132,500
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
CONSUMER FINANCE-(CONTINUED)

SLM Holding Corp.                         10,000   $  1,403,750
---------------------------------------------------------------
                                                      4,516,750
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.56%

AmeriSource Health Corp.-Class A(a)       25,000      1,484,375
---------------------------------------------------------------
Cardinal Health, Inc.                     10,650        790,762
---------------------------------------------------------------
                                                      2,275,137
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.76%

General Electric Co.                      23,000      1,484,937
---------------------------------------------------------------
Solectron Corp.(a)                        25,400        996,950
---------------------------------------------------------------
Symbol Technologies, Inc.                 15,000        596,250
---------------------------------------------------------------
                                                      3,078,137
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.27%

Waters Corp.(a)                           25,000      1,100,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.65%

Intel Corp.                               18,000      1,386,000
---------------------------------------------------------------
Texas Instruments, Inc.                   11,500      1,226,906
---------------------------------------------------------------
                                                      2,612,906
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.55%

Applied Materials, Inc.(a)                25,700        857,737
---------------------------------------------------------------
KLA-Tencor Corp.(a)                       15,000        659,062
---------------------------------------------------------------
Teradyne, Inc.(a)                         18,400        688,850
---------------------------------------------------------------
                                                      2,205,649
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.27%

American Express Co.                      15,000      1,170,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.          31,800      1,204,425
---------------------------------------------------------------
Federal National Mortgage Association     27,200      1,317,500
---------------------------------------------------------------
MBIA, Inc.                                 2,400        143,400
---------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover
  & Co.                                   25,900      1,269,100
---------------------------------------------------------------
SunAmerica, Inc.                             450         16,172
---------------------------------------------------------------
                                                      5,120,597
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.06%

Abbott Laboratories                       12,300        754,144
---------------------------------------------------------------
Bristol-Myers Squibb Co.                  11,500      1,009,125
---------------------------------------------------------------
Johnson & Johnson                         19,500      1,118,812
---------------------------------------------------------------
Warner-Lambert Co.                         9,900      1,417,556
---------------------------------------------------------------
                                                      4,299,637
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.28%

Watson Pharmaceuticals, Inc.(a)           35,800      1,136,650
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.53%

Merck & Co., Inc.                          8,000   $    714,000
---------------------------------------------------------------
Pfizer, Inc.                               4,200        297,150
---------------------------------------------------------------
Schering-Plough Corp.                     20,000      1,121,250
---------------------------------------------------------------
                                                      2,132,400
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.35%

Quorum Health Group, Inc.(a)              41,250      1,000,312
---------------------------------------------------------------
Tenet Healthcare Corp.(a)                 13,900        424,819
---------------------------------------------------------------
                                                      1,425,131
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.26%

HEALTHSOUTH Corp.(a)                      41,000      1,048,063
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.22%

Baxter International Inc.                 21,000        971,250
---------------------------------------------------------------
Becton, Dickinson & Co.                   30,000      1,381,875
---------------------------------------------------------------
Boston Scientific Corp.(a)                22,500      1,023,750
---------------------------------------------------------------
Guidant Corp.                              4,400        253,000
---------------------------------------------------------------
Stryker Corp.                             23,000        855,313
---------------------------------------------------------------
Sybron International Corp.(a)             10,700        429,337
---------------------------------------------------------------
                                                      4,914,525
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.18%

Maytag Corp.                              22,200        740,925
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.36%

Dial Corp.                                51,000        860,625
---------------------------------------------------------------
Procter & Gamble Co. (The)                 9,000        612,000
---------------------------------------------------------------
                                                      1,472,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.38%

AFLAC Inc.                                10,400        529,100
---------------------------------------------------------------
Conseco Inc.                              18,000        785,250
---------------------------------------------------------------
Torchmark Corp.                            6,000        239,250
---------------------------------------------------------------
                                                      1,553,600
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.73%

Ace, Ltd.                                 13,900      1,291,831
---------------------------------------------------------------
Allmerica Financial Corp.                  4,200        196,875
---------------------------------------------------------------
American International Group, Inc.         5,250        535,828
---------------------------------------------------------------
Travelers Group, Inc.                     13,000        910,000
---------------------------------------------------------------
                                                      2,934,534
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.32%

Everest Reinsurance Holdings, Inc.        34,000      1,279,250
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.30%

Merrill Lynch & Co., Inc.                 17,900      1,210,488
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
INVESTMENT MANAGEMENT-0.47%

Franklin Resources, Inc.                   5,900   $    530,263
---------------------------------------------------------------
T. Rowe Price Associates, Inc.            20,500      1,358,125
---------------------------------------------------------------
                                                      1,888,388
---------------------------------------------------------------

LODGING-HOTELS-0.51%

Doubletree Corp.(a)                        8,700        362,137
---------------------------------------------------------------
ITT Corp.                                 22,500      1,680,469
---------------------------------------------------------------
                                                      2,042,606
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.76%

Caterpillar Inc.                          16,000        820,000
---------------------------------------------------------------
Deere & Co.                               21,000      1,105,125
---------------------------------------------------------------
Dover Corp.                               17,000      1,147,500
---------------------------------------------------------------
                                                      3,072,625
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.96%

Carlisle Companies, Inc.                   7,500        324,375
---------------------------------------------------------------
Eaton Corp.                               16,000      1,546,000
---------------------------------------------------------------
Thermo Electron Corp.(a)                  26,000        970,125
---------------------------------------------------------------
Tyco International Ltd.                   16,000        604,000
---------------------------------------------------------------
U.S. Industries, Inc.                     16,050        431,344
---------------------------------------------------------------
                                                      3,875,844
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.21%

U.S. Filter Corp.(a)                      21,000        842,625
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.70%

Halliburton Co.                           23,000      1,371,375
---------------------------------------------------------------
Nabors Industries, Inc.(a)                21,000        863,625
---------------------------------------------------------------
Schlumberger Ltd.                          6,600        577,500
---------------------------------------------------------------
                                                      2,812,500
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.27%

Exxon Corp.                               18,000      1,105,875
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.24%

Bowater, Inc.                             23,000        961,688
---------------------------------------------------------------

PERSONAL CARE-0.66%

Avon Products, Inc.                       19,400      1,270,700
---------------------------------------------------------------
Gillette Co.(The)                         15,500      1,380,469
---------------------------------------------------------------
                                                      2,651,169
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.29%

Xerox Corp.                               14,900      1,181,756
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.21%

Starwood Lodging Trust                    14,000        837,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.68%

CompUSA, Inc.(a)                          39,500      1,293,625
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)

Tech Data Corp.(a)                        33,000   $  1,468,500
---------------------------------------------------------------
                                                      2,762,125
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.90%

Fred Meyer, Inc.(a)                       37,400      1,068,238
---------------------------------------------------------------
Federated Department Stores, Inc.(a)      26,000      1,144,000
---------------------------------------------------------------
Proffitt's, Inc.(a)                       50,000      1,434,375
---------------------------------------------------------------
                                                      3,646,613
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.55%

CVS Corp.                                 21,000      1,287,563
---------------------------------------------------------------
Rite Aid Corp.                            16,000        950,000
---------------------------------------------------------------
                                                      2,237,563
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.73%

Kroger Co.(a)                             50,000      1,631,250
---------------------------------------------------------------
Safeway, Inc.(a)                          23,000      1,336,875
---------------------------------------------------------------
                                                      2,968,125
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.18%

Wal-Mart Stores, Inc.                     20,900        734,113
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.77%

Bed Bath & Beyond, Inc.(a)                25,000        793,750
---------------------------------------------------------------
Office Depot, Inc.(a)                     64,000      1,320,000
---------------------------------------------------------------
Payless ShoeSource, Inc.(a)               17,700        986,775
---------------------------------------------------------------
                                                      3,100,525
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.26%

TJX Companies, Inc. (The)                 35,000      1,036,875
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.58%

Ahmanson (H.F.) & Co.                     25,000      1,475,000
---------------------------------------------------------------
Washington Mutual, Inc.                   12,500        855,469
---------------------------------------------------------------
                                                      2,330,469
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.85%

HFS, Inc.(a)                              21,000      1,480,500
---------------------------------------------------------------
Service Corp. International               64,800      1,972,350
---------------------------------------------------------------
                                                      3,452,850
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.88%

Equifax, Inc.                             36,000      1,118,250
---------------------------------------------------------------
First Data Corp.                          26,000        755,625
---------------------------------------------------------------
Fiserv, Inc.(a)                           14,100        630,975
---------------------------------------------------------------
National Data Corp.                       29,000      1,071,188
---------------------------------------------------------------
                                                      3,576,038
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.11%

AccuStaff, Inc.(a)                        16,000        457,000
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-0.69%

MCI Communications Corp.                  45,000   $  1,597,500
---------------------------------------------------------------
WorldCom, Inc.(a)                         34,930      1,174,521
---------------------------------------------------------------
                                                      2,772,021
---------------------------------------------------------------

TELEPHONE-0.22%

Bell Atlantic Corp.                       10,900        870,638
---------------------------------------------------------------

TOBACCO-0.25%

Philip Morris Companies, Inc.             25,000        990,625
---------------------------------------------------------------

WASTE MANAGEMENT-0.17%

USA Waste Services, Inc.(a)               19,000        703,000
---------------------------------------------------------------
    Total Domestic Common Stocks                    121,201,271
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-60.34%

ARGENTINA-1.77%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banks-Regional)       45,609      1,105,305
---------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Money Center)(a)                 75,000        787,500
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil
  & Gas-Refining & Marketing)            311,717      1,952,530
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                             43,300      1,217,812
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)          65,600      2,099,200
---------------------------------------------------------------
                                                      7,162,347
---------------------------------------------------------------

AUSTRALIA-0.72%

Boral Ltd. (Engineering & Construction)  369,000        970,527
---------------------------------------------------------------
Coca-Cola Amatil Ltd.
  (Beverages-Non-Alcoholic)              115,510        869,187
---------------------------------------------------------------
QBE Insurance Group Ltd.- Bonus Shares
(Insurance-Property-Casualty)(a)          45,281        206,349
---------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Property-Casualty)          181,125        847,052
---------------------------------------------------------------
                                                      2,893,115
---------------------------------------------------------------

AUSTRIA-0.66%

OMV A.G. (Oil & Gas-Refining &
  Marketing)                               9,400      1,336,383
---------------------------------------------------------------
VA Technologie A.G. (Engineering
  & Construction)                          7,400      1,313,075
---------------------------------------------------------------
                                                      2,649,458
---------------------------------------------------------------

BELGIUM-0.86%

Barco Industries
  (Manufacturing-Diversified)              5,700      1,099,549
---------------------------------------------------------------
COLRUYT S.A. (Retail-Food Chains)          1,100        590,116
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)                520      1,796,790
---------------------------------------------------------------
                                                      3,486,455
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
BRAZIL-0.88%

Companhia Energetica de Minas
  Gerais (Electric Companies)             31,000   $  1,237,244
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)            7,100        720,650
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(a)            58,800      1,602,300
---------------------------------------------------------------
                                                      3,560,194
---------------------------------------------------------------

CANADA-1.65%

Bank of Montreal (Banks-Money Center)     20,500        885,107
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                              8,800        474,650
---------------------------------------------------------------
Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration & Production)(a) 48,000      1,396,388
---------------------------------------------------------------
Magna International, Inc.-Class A
  (Machinery-Diversified)                  8,750        576,773
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)               4,200        376,688
---------------------------------------------------------------
Philip Services Corp.
  (Waste Management)(a)                   54,000        945,000
---------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)          56,000      2,016,532
---------------------------------------------------------------
                                                      6,671,138
---------------------------------------------------------------

CHILE-0.54%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)              30,600        849,150
---------------------------------------------------------------
Quinenco S.A.-ADR (Financial
  Diversified)(a)                         89,600      1,310,400
---------------------------------------------------------------
                                                      2,159,550
---------------------------------------------------------------

DENMARK-0.36%

Novo Nordisk A/S -Class B
  (Health Care/Drugs-Generic & Other)     13,500      1,461,106
---------------------------------------------------------------

FINLAND-0.52%

Enso Oy-R Shares(Paper & Forest
  Products)                               96,000        911,149
---------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications-Cellular/Wireless)  13,800      1,205,741
---------------------------------------------------------------
                                                      2,116,890
---------------------------------------------------------------

FRANCE-7.26%

Accor S.A. (Lodging-Hotels)               11,200      2,085,346
---------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)             17,000      2,051,229
---------------------------------------------------------------
AXA-UAP (Insurance-Multi-Line)            11,250        770,381
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                  21,500        950,461
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers- Software & Services)        27,000      2,143,804
---------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                     1,250        652,278
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
FRANCE-(CONTINUED)

Compagnie Francaise d'Etudes et
  de Construction Technip (Oil &
  Gas-Refining & Marketing                13,000   $  1,377,021
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)               13,500      1,671,044
---------------------------------------------------------------
Essilor International
  (Manufacturing-Specialized)              2,200        587,353
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)                    33,000      1,830,711
---------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                           23,800      1,487,023
---------------------------------------------------------------
Legrand S.A. (Housewares)                  5,300        986,816
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)             2,900      1,326,260
---------------------------------------------------------------
Promodes (Retail-Food Chains)              4,800      1,562,762
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)             40,000      1,112,989
---------------------------------------------------------------
Rexel S.A. (Distributors-Food & Health)    2,600        689,637
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)                 46,500      2,027,435
---------------------------------------------------------------
Schneider S.A. (Housewares)                5,500        293,677
---------------------------------------------------------------
Societe BIC S.A. (Office
  Equipment & Supplies)                   20,000      1,368,179
---------------------------------------------------------------
Societe Generale (Banks-Major Regional)    8,000      1,095,653
---------------------------------------------------------------
Sodexho S.A.
  (Services-Commercial & Consumer)         1,100        548,641
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)               13,100      1,453,474
---------------------------------------------------------------
Valeo S.A. (Automobile Parts & Equipment) 19,400      1,293,838
---------------------------------------------------------------
                                                     29,366,012
---------------------------------------------------------------

GERMANY-3.76%

Adidas A.G. (Footwear)                     7,200      1,042,993
---------------------------------------------------------------
Adidas A.G. (Footwear)(b)
  (Acquired 04/11/97; Cost $963,943)       9,150      1,325,471
---------------------------------------------------------------
Allianz A.G.
  (Insurance-Multi-Line)                   4,000        891,805
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)                  17,000        987,024
---------------------------------------------------------------
Commerzbank A.G. (Banks-Major Regional)   44,000      1,494,470
---------------------------------------------------------------
Continental A.G. (Automobile
  Parts & Equipment)                      29,600        706,337
---------------------------------------------------------------
Deutsche Bank A.G. (Banks-Major
  Regional)                               29,000      1,899,266
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                               36,000      1,473,568
---------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)                  7,500        389,729
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                  2,150        908,758
---------------------------------------------------------------
Merck KGaA (Health
  Care/Drugs-Generic & Other)             26,000        964,612
---------------------------------------------------------------
SAP A.G. (Computers-Software & Services)   4,600      1,320,696
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
GERMANY-(CONTINUED)

Schering A.G. (Health
  Care/Drugs-Generic & Other)              8,000   $    776,149
---------------------------------------------------------------
VEBA A.G. (Manufacturing-Diversified)     18,000      1,004,325
---------------------------------------------------------------
                                                     15,185,203
---------------------------------------------------------------

HONG KONG-2.94%

Asia Satellite
  Telecommunications Holdings Ltd.-ADR(a)
  (Telecommunication-Cellular/Wireless)   24,500      572,688
---------------------------------------------------------------
Asia Satellite
  Telecommunications Holding Ltd.
  (Telecommunications-Cellular/
  Wireless)                              232,000        558,132
---------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  (Land Development)                      86,000        597,879
---------------------------------------------------------------
China Telecom (Hong Kong) Ltd.-ADR
  (Telecommunications-Cellular &
  Wireless)(a)                            31,900      1,032,763
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)              1,294,000      1,506,305
---------------------------------------------------------------
First Pacific Company Ltd.
  (Distributors-Food & Health)         1,323,000        834,201
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                        1,075,640      2,031,216
---------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                               63,400      1,435,038
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                   338,000      2,338,874
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial & Consumer)(a)    303,600        600,799
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Land Development)                      53,600        395,163
---------------------------------------------------------------
                                                     11,903,058
---------------------------------------------------------------

INDONESIA-0.35%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)       48,000      1,008,000
---------------------------------------------------------------
PT Indosat-ADR (Telephone)                 9,050        214,372
---------------------------------------------------------------
PT Indosat (Telephone)                    84,500        190,447
---------------------------------------------------------------
                                                      1,412,819
---------------------------------------------------------------

IRELAND-0.11%

Elan Corp. PLC-ADR (Health
  Care/Drugs-Generic & Other)(a)           9,000        448,875
---------------------------------------------------------------

ISRAEL-0.17%

Teva Pharmaceutical Industries Ltd.-ADR
  (Health Care/Drugs-Generic & Other)     14,500        677,875
---------------------------------------------------------------

ITALY-3.38%

Assicurazioni Generali
  (Insurance/Multi-Line)                  92,200      2,058,571
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)(a)            1,040,000      2,783,981
---------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining & Marketing)       290,000      1,639,108
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
ITALY-(CONTINUED)

Fiat S.p.A. (Automobiles)                566,500   $  1,797,207
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major Regional)          138,000      1,249,091
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless) 460,000      1,698,169
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)        388,888      2,432,560
---------------------------------------------------------------
                                                     13,658,687
---------------------------------------------------------------

JAPAN-9.78%

Advantest Corp.
  (Electronics-Instrumentation)           20,930      1,730,399
---------------------------------------------------------------
Bridgestone Corp. (Automobile
  Parts & Equipment)                     101,000      2,181,969
---------------------------------------------------------------
Canon, Inc. (Office Equipment &
  Supplies)                               97,000      2,353,469
---------------------------------------------------------------
Denso Corp. (Automobile Parts &
  Equipment)                              48,000      1,036,975
---------------------------------------------------------------
Fuji Photo Film Co.(Leisure
  Time-Products)                          61,000      2,209,888
---------------------------------------------------------------
Hitachi Cable, Ltd. (Metal Fabricators)  224,000      1,488,990
---------------------------------------------------------------
Honda Motor Co., Ltd. (Automobiles)       73,000      2,456,585
---------------------------------------------------------------
Hoya Corp.(Manufacturing-Specialized)     39,000      1,354,549
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component Distributors)   144,000      2,393,020
---------------------------------------------------------------
Kyocera Corp.
  (Electronics-Component Distributors)    13,000        744,246
---------------------------------------------------------------
Matsushita Electric Industrial
  Co. Ltd. (Electric Equipment)           61,000      1,023,847
---------------------------------------------------------------
Minebea Company Ltd.
  (Electronics-Component Distributors)   193,000      1,924,387
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Components Distributors)   46,000      1,865,227
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                        2,500      2,118,820
---------------------------------------------------------------
Nippon Television Network
  (Broadcasting-Television, Radio
  & Cable)                                 2,050        729,040
---------------------------------------------------------------
NTT Data Communications Systems
  Co. (Computers-Software & Services)        470      2,245,534
---------------------------------------------------------------
Ricoh Corp. Ltd. (Office
  Equipment & Supplies)                  124,000      1,597,009
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component Distributors)    29,000      2,867,470
---------------------------------------------------------------
SMC Corp.(Machinery-Diversified)           6,800        587,620
---------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                           30,000      2,490,237
---------------------------------------------------------------
TDK Corp. (Electronic Equipment)          31,000      2,570,669
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronic
  Semiconductors)                         31,600      1,575,405
---------------------------------------------------------------
                                                     39,545,355
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MEXICO-3.67%

Cifra S.A. de C.V.
  (Retail-General Merchandise)         1,009,000   $  1,744,842
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)              52,400      2,263,025
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B (Beverages-Alcoholic)  384,050      2,702,320
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  CV-Class B (Foods)                     807,600        780,150
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                      67,700      2,098,700
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V.-
  Class A (Paper & Forest Products)      483,400      2,118,658
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class A
  (Beverages-Non-Alcoholic)               86,300      2,675,300
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television,
  Radio & Cable)(a)                       24,200        462,825
---------------------------------------------------------------
                                                     14,845,820
---------------------------------------------------------------

NETHERLANDS-4.32%

Akzo Nobel N.V.
  (Chemicals-Diversified)                  6,500      1,145,326
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Machinery- Diversified)(a)              5,700        413,958
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                               61,700      1,452,326
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)         41,000      1,353,644
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                    30,600        783,322
---------------------------------------------------------------
Koninklijke Nutricia Verenigde
  Bedrijven N.V. (Foods)                  26,000        743,240
---------------------------------------------------------------
Koninklijke Pakhoed N.V. (Shipping)       27,500        900,850
---------------------------------------------------------------
Oce-Van Der Grinten N.V. (Office
  Equipment & Supplies)                    7,000        798,609
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture & Appliances)(a)   32,000      2,505,279
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial & Consumer)        44,500      1,776,333
---------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)          26,400      1,396,487
---------------------------------------------------------------
Stork N.V.
  (Manufacturing-Diversified)             24,000      1,038,372
---------------------------------------------------------------
Vendex International N.V.
  (Retail-General Merchandise)            38,000      2,074,685
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                      15,500        367,242
---------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)                                5,700        699,912
---------------------------------------------------------------
                                                     17,449,585
---------------------------------------------------------------

NORWAY-0.32%

Petroleum Geo-Services A.S.A.
  (Oil-International Integrated)(a)       18,800      1,296,013
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
PHILIPPINES-0.26%

Metro Pacific Corp.
  (Manufacturing-Diversified)(a)       3,070,970   $    204,443
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)               16,460        406,276
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)           17,800        431,650
---------------------------------------------------------------
                                                      1,042,369
---------------------------------------------------------------

PORTUGAL-0.64%

Electricidade de Portugal,
  S.A.-ADR (Electric Companies)(a)        24,200        845,488
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)         42,000      1,723,230
---------------------------------------------------------------
                                                      2,568,718
---------------------------------------------------------------

SINGAPORE-0.47%

City Developments Ltd. (Land
  Development)                           129,000        540,571
---------------------------------------------------------------
DBS Land Ltd. (Land Development)         507,000        862,705
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)                 150,000        500,000
---------------------------------------------------------------
                                                      1,903,276
---------------------------------------------------------------

SPAIN-1.42%

Banco Bilbao Vizcaya, S.A.
  (Banks-Major Regional)                  73,500      1,965,457
---------------------------------------------------------------
Endesa S.A. (Electric Companies)          73,200      1,378,758
---------------------------------------------------------------
Iberdrola S.A. (Electric Companies)       60,000        717,674
---------------------------------------------------------------
Telefonica de Espana (Telephone)          62,000      1,692,033
---------------------------------------------------------------
                                                      5,753,922
---------------------------------------------------------------

SWEDEN-1.44%

Electrolux A.B. (Household
  Furniture & Appliances)(a)              27,000      2,235,010
---------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)              51,500      2,107,471
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banks-Major Regional)                  46,000      1,044,073
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                              10,000        442,500
---------------------------------------------------------------
                                                      5,829,054
---------------------------------------------------------------

SWITZERLAND-2.59%

Adecco S.A. (Services-Commercial
  & Consumer)                              5,000      1,589,002
---------------------------------------------------------------
Ciba Specialty Chemicals A.G.
  (Chemicals-Specialty)(a)                11,000      1,080,164
---------------------------------------------------------------
Clariant A.G. (Chemicals-Specialty)        1,650      1,269,095
---------------------------------------------------------------
Credit Suisse Group (Banks-Major
  Regional)                               14,500      2,042,582
---------------------------------------------------------------
Holderbank Financiere Glarus
  A.G.-Class B
  (Construction-Cement & Aggregates)       1,050        845,099
---------------------------------------------------------------
Nestle S.A. (Foods)                          680        958,143
---------------------------------------------------------------
Novartis A.G. (Health Care-Diversified)    1,060      1,660,118
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
SWITZERLAND-(CONTINUED)

Zurich Versicherungs-Gesellschaft
  (Insurance-Multi-Line)                   2,500   $  1,031,958
---------------------------------------------------------------
                                                     10,476,161
---------------------------------------------------------------

UNITED KINGDOM-9.50%

Airtours PLC (Services-Commercial &
  Consumer)                               71,900      1,423,437
---------------------------------------------------------------
Barclays PLC (Banks-Major Regional)       18,500        463,403
---------------------------------------------------------------
Blue Circle Industries PLC
  (Construction-Cement & Aggregates)      55,000        322,967
---------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                   71,000      1,230,512
---------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                     64,000      1,698,688
---------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)               62,000        911,220
---------------------------------------------------------------
Compass Group PLC (Services
  Commercial & Consumer)                  59,200        631,196
---------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                     200,000      2,338,784
---------------------------------------------------------------
EMAP PLC (Publishing)                     51,000        732,011
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)            316,500      2,021,812
---------------------------------------------------------------
GKN PLC (Manufacturing-Diversified)       39,000        874,829
---------------------------------------------------------------
Granada Group PLC (Leisure Time-
  Products)                               61,400        846,774
---------------------------------------------------------------
Hays PLC (Services Commercial &
  Consumer)                              178,000      2,090,477
---------------------------------------------------------------
Kingfisher PLC
  (Retail-Department Stores)             140,000      2,015,313
---------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                         382,000      1,711,204
---------------------------------------------------------------
Lloyds TSB Group PLC
  (Banks-Major Regional)                  96,000      1,199,927
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                               45,000      1,134,369
---------------------------------------------------------------
Next PLC (Retail-General Merchandise)     77,000        917,226
---------------------------------------------------------------
Nycomed Amersham PLC (Health
  Care/Drugs-Generic & Other)             37,000      1,423,109
---------------------------------------------------------------
Pearson PLC (Specialty Printing)          70,000        916,051
---------------------------------------------------------------
Provident Financial PLC
  (Consumer Finance)                     137,400      1,590,608
---------------------------------------------------------------
Railtrack Group PLC (Shipping)           100,000      1,598,896
---------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial & Consumer)       240,000        966,384
---------------------------------------------------------------
Royal & Sun Alliance Insurance
  Group PLC (Insurance-Multi-Line)        50,000        479,417
---------------------------------------------------------------
Siebe PLC (Electronics-Component
  Distributors)                           75,000      1,440,768
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care/Drugs-Major
  Pharmaceuticals)                        13,000        619,125
---------------------------------------------------------------
Smiths Industries PLC
  (Machinery- Diversified)                30,000        435,376
---------------------------------------------------------------
Tarmac PLC (Engineering &
  Construction)                        1,244,000      2,421,060
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Unilever PLC (Foods)                     224,000   $  1,668,623
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/Wireless) 150,000      817,903
---------------------------------------------------------------
WPP Group PLC
(Services-Advertising/Marketing)         316,000      1,444,711
---------------------------------------------------------------
                                                     38,386,180
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              243,909,235
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED
  STOCKS-0.27%

FINANCIAL (DIVERSIFIED)-0.27%

MGIC Investment Corp.-$3.12
  Conv. Pfd.                               7,000        714,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E, $3.10
  Conv. Pfd.                               3,300        384,450
---------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                                1,098,450
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED

  NON-CONVERTIBLE PREFERRED STOCKS-1.03%

BRAZIL-0.69%

Petroleo Brasileiro S.A.-Petrobras
  (Oil & Gas-Exploration & Production)     5,416      1,007,009
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP (Telephone)                  6,900      1,802,531
---------------------------------------------------------------
                                                      2,809,540
---------------------------------------------------------------

GERMANY-0.34%

SAP A.G. (Computers-Software & Services)   4,600      1,371,440
---------------------------------------------------------------
    Total Non-U.S. Dollar Denominated
      Non-Convertible Preferred Stocks                4,180,980
---------------------------------------------------------------

                                    PRINCIPAL
                                    AMOUNT(c)
U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-0.46%

GERMANY-0.39%

Volkswagen International Finance
  N.V., (Automobiles) Conv. Gtd.
  Notes, 3.00%, 01/24/02          $    1,330,000      1,566,075
---------------------------------------------------------------
HONG KONG-0.07%
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds 5.00%,
  07/15/01                               100,000         94,500
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial & Consumer),
  Conv. Bonds 5.00%, 07/15/01(b)
  (Acquired 4/10/97-4/11/97; Cost
  $234,938)                              200,000        189,000
---------------------------------------------------------------
                                                        283,500
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Foreign Bonds & Notes               1,849,575
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(c)         VALUE
NON-U.S. DOLLAR DENOMINATED
  FOREIGN BONDS & NOTES-0.74%

FRANCE-0.18%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99                 FRF    $    2,835,000   $    750,741
---------------------------------------------------------------

ITALY-0.38%

Pirelli S.p.A., (Electrical
  Equipment), Conv. Bonds,
  4.375%, 12/31/98         ITL     1,591,686,200      1,527,756
---------------------------------------------------------------

JAPAN-0.18%

Ricoh Co., Ltd. (Office
  Equipment & Supplies), Conv.
  Bonds, 0.35%, 03/31/03   JPY        65,000,000        715,621
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds
      & Notes                                         2,994,118
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(c)         VALUE
U.S. TREASURY BILLS-2.95%(d)

5.093%, 01/02/1998                $   12,000,000(e)$ 11,904,240
---------------------------------------------------------------

REPURCHASE AGREEMENT-0.10%(f)

Sanua Securities (USA) L.P.,
  5.73%, 11/03/97(g)                     398,411        398,411
---------------------------------------------------------------
TOTAL INVESTMENTS-95.87%                            387,536,280
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.13%                  16,704,462
---------------------------------------------------------------
NET ASSETS-100.00%                                 $404,240,742
===============================================================

Abbreviations:

ADR   -- American Depository Receipt
Conv. -- Convertible
Deb.  -- Debentures
FRF   -- French Franc
GDR   -- Global Depository Receipt
Gtd.  -- Guaranteed
ITL   -- Italian Lire
JPY   -- Japanese Yen
Pfd.  -- Preferred
Sr.   -- Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of the securities at 10/31/97 was $1,514,471 which represented 0.37% of the Fund's net assets.
(c) Principal in U. S. Dollars unless otherwise indicated.
(d) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investment in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or it affiliates.
(g) Joint repurchase agreement entered into 10/31/97 with a maturing value of $200,095,500. Collateralized by $201,314,000 U.S. Government obligations, 0% to 8.875% due 11/03/97 to 08/15/27 with an aggregate market value at 10/31/97 of $204,000,545.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $327,440,754)                           $  387,536,280
--------------------------------------------------------
Foreign currencies, at market value
  (cost $7,633,284)                            7,667,754
--------------------------------------------------------
Receivables for:
  Investments sold                            12,950,025
--------------------------------------------------------
  Capital stock sold                           4,700,631
--------------------------------------------------------
  Dividends and interest                         668,936
--------------------------------------------------------
  Variation margin                               271,700
--------------------------------------------------------
Investment for deferred compensation
  plan                                            11,215
--------------------------------------------------------
Other assets                                      23,824
--------------------------------------------------------
         Total assets                        413,830,365
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        6,828,079
--------------------------------------------------------
  Capital stock reacquired                     1,962,826
--------------------------------------------------------
  Deferred compensation                           11,215
--------------------------------------------------------
Accrued advisory fees                            308,513
--------------------------------------------------------
Accrued administrative services fees               9,966
--------------------------------------------------------
Accrued distribution fees                        281,782
--------------------------------------------------------
Accrued transfer agent fees                       70,776
--------------------------------------------------------
Accrued operating expenses                       116,466
--------------------------------------------------------
         Total liabilities                     9,589,623
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  404,240,742
========================================================

NET ASSETS:

  Class A                                 $  178,916,560
========================================================
  Class B                                 $  224,224,631
========================================================
  Class C                                 $    1,099,551
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                 10,747,564
========================================================
Class B:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                 13,684,612
========================================================
Class C:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                     67,094
========================================================
Class A:

  Net asset value and redemption price
    per share                             $        16.65
========================================================
  Offering price per share:
    (Net asset value $16.65
    divided by 95.25%)                    $        17.48
========================================================
Class B:

  Net asset value and offering price per
    share                                 $        16.39
========================================================
Class C:

  Net asset value and offering price per
    share                                 $        16.39
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $505,201 foreign
  withholding tax)                           $ 4,455,134
--------------------------------------------------------
Interest                                         506,016
--------------------------------------------------------
      Total investment income                  4,961,150
--------------------------------------------------------

EXPENSES:

Advisory fees                                  2,895,282
--------------------------------------------------------
Administrative services fees                      87,673
--------------------------------------------------------
Custodian fees                                   284,017
--------------------------------------------------------
Directors' fees                                   10,557
--------------------------------------------------------
Distribution fees -- Class A                     778,588
--------------------------------------------------------
Distribution fees -- Class B                   1,847,507
--------------------------------------------------------
Distribution fees -- Class C                       1,532
--------------------------------------------------------
Transfer agent fees -- Class A                   334,050
--------------------------------------------------------
Transfer agent fees -- Class B                   480,075
--------------------------------------------------------
Transfer agent fees -- Class C                       343
--------------------------------------------------------
Other                                            263,588
--------------------------------------------------------
      Total expenses                           6,983,212
--------------------------------------------------------
Less: Expenses paid indirectly                    (8,327)
--------------------------------------------------------
      Net expenses                             6,974,885
--------------------------------------------------------
Net investment income (loss)                  (2,013,735)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:

  Investment securities                       12,314,226
--------------------------------------------------------
  Foreign currencies                            (418,972)
--------------------------------------------------------
                                              11,895,254
--------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       37,009,027
--------------------------------------------------------
  Foreign currencies                              12,676
--------------------------------------------------------
  Futures contracts                               51,000
--------------------------------------------------------
                                              37,072,703
--------------------------------------------------------
Net gain on investment securities, foreign
  currencies and futures contracts            48,967,957
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $46,954,222
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996

                                                                  1997            1996
OPERATIONS:

  Net investment income (loss)                                $ (2,013,735)   $    (548,400)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and foreign currencies                                      11,895,254         (604,088)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    37,072,703       20,032,132
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        46,954,222       18,879,644
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                              -         (516,173)
-------------------------------------------------------------------------------------------
    Class B                                                              -         (413,018)
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     41,376,928       81,693,730
-------------------------------------------------------------------------------------------
    Class B                                                     77,933,131       96,263,897
-------------------------------------------------------------------------------------------
    Class C                                                      1,157,289                -
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   167,421,570      195,908,080
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          236,819,172       40,911,092
-------------------------------------------------------------------------------------------
  End of period                                               $404,240,742    $ 236,819,172
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $334,919,809    $ 214,452,461
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (14,582)           7,538
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies and futures
    contracts                                                    9,241,432         (662,207)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            60,094,083       23,021,380
-------------------------------------------------------------------------------------------
                                                              $404,240,742    $ 236,819,172
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM Global Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objectives by investing in a portfolio of global equity securities of selected companies which are considered by AIM to have strong earnings momentum.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date.

   Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distribu-tions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, undistributed net investment income was increased by $1,991,615 and undistributed net realized gains was decreased by $1,991,615 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses - Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $87,673 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $479,472 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distribu-tors compensation at the annual rate of 0.50% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the respective classes paid AIM Distributors $778,588, $1,847,507 and $1,532, as compensation under the Plans.
  AIM Distributors received commissions of $286,414 from the sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $25,870 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund incurred legal fees of $4,793 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $1,382 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,390 and $2,555, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $8,327 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $410,474,400 and $315,085,765, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 72,845,545
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,799,402)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 59,046,143
---------------------------------------------------------

Cost of investments for tax purposes is $328,490,137.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $506,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                    NO. OF              MONTH/             UNREALIZED
                   CONTRACT                        CONTRACTS          COMMITMENT          APPRECIATION
                   --------                        ---------          ----------          ------------
                S&P 500 Index                         26               Dec. '97             $ 51,000

NOTE 8-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                          1996
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:

  Class A                                                      6,399,974    $103,567,757      7,117,057    $ 94,636,553
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class B                                                      6,303,261      98,414,198      7,683,810     101,786,913
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class C*                                                        67,094       1,157,289              -               -
------------------------------------------------------------  ----------    ------------    -----------    ------------
Issued as reinvestment of distributions:
  Class A                                                              -               -         36,930         453,130
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class B                                                              -               -         31,124         379,711
------------------------------------------------------------  ----------    ------------    -----------    ------------
Reacquired:
  Class A                                                     (3,750,438)    (62,190,829)      (983,830)    (13,395,953)
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class B                                                     (1,291,769)    (20,481,067)      (441,521)     (5,902,727)
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class C*                                                             -               -              -               -
------------------------------------------------------------  ----------    ------------    -----------    ------------
                                                               7,728,122    $120,467,348     13,443,570    $177,957,627
============================================================  ==========    ============    ===========    ============

* Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock and a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997          1996         1995        1994
                                                               --------      ---------    --------    --------
CLASS A:

Net asset value, beginning of period                           $  14.20      $   12.32    $  10.23    $  10.00
------------------------------------------------------------   --------      ---------    --------    --------
Income from investment operations:
  Net investment income (loss)                                    (0.04)         (0.01)      (0.02)          -
------------------------------------------------------------   --------      ---------    --------    --------
  Net gains on securities (both realized and unrealized)           2.49           2.11        2.11        0.23
------------------------------------------------------------   --------      ---------    --------    --------
    Total from investment operations                               2.45           2.10        2.09        0.23
------------------------------------------------------------   --------      ---------    --------    --------
Less distributions:
  Dividends from net investment income                                -              -      (0.004)          -
------------------------------------------------------------   --------      ---------    --------    --------
  Distributions from net realized gains                               -          (0.22)          -           -
------------------------------------------------------------   --------      ---------    --------    --------
    Total distributions                                               -          (0.22)     (0.004)          -
------------------------------------------------------------   --------      ---------    --------    --------
Net asset value, end of period                                 $  16.65      $   14.20    $  12.32    $  10.23
============================================================   ========      =========    ========    ========
Total return(a)                                                   17.25%         17.26%      20.48%       2.30%
============================================================   ========      =========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $178,917      $ 114,971    $ 23,754    $  3,093
============================================================   ========      =========    ========    ========
Ratio of expenses to average net assets(b)                         1.76%(c)(d)    1.93%       2.12%       1.95%(e)
============================================================   ========      =========    ========    ========
Ratio of net investment income (loss) to average net
  assets(f)                                                       (0.30)%(c)     (0.13)%     (0.28)%      0.10%(e)
============================================================   ========      =========    ========    ========
Portfolio turnover rate                                              96%            82%         79%          6%
============================================================   ========      =========    ========    ========
Average brokerage commission rate paid(g)                      $ 0.0239      $  0.0234         N/A         N/A
============================================================   ========      =========    ========    ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for the periods 1996-1994, respectively.
(c) Ratios are based on average net assets of $155,717,515.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for the periods 1996-1994, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997            1996          1995          1994
                                                               ---------       --------      --------      --------
CLASS B:

Net asset value, beginning of period                           $   14.05       $  12.26      $  10.22      $  10.00
------------------------------------------------------------   ---------       --------      --------      --------
Income from investment operations:
  Net investment income (loss)                                     (0.11)         (0.05)        (0.04)            -
------------------------------------------------------------   ---------       --------      --------      --------
  Net gains on securities (both realized and unrealized)            2.45           2.06          2.08          0.22
------------------------------------------------------------   ---------       --------      --------      --------
    Total from investment operations                                2.34           2.01          2.04          0.22
------------------------------------------------------------   ---------       --------      --------      --------
Less distributions:
  Distributions from net realized gains                                -          (0.22)            -             -
------------------------------------------------------------   ---------       --------      --------      --------
    Total distributions                                                -          (0.22)            -             -
------------------------------------------------------------   ---------       --------      --------      --------
Net asset value, end of period                                 $   16.39       $  14.05      $  12.26      $  10.22
===========================================================    =========       ========      ========      ========
Total return(a)                                                    16.65%         16.60%        19.96%         2.20%
===========================================================    =========       ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 224,225       $121,848      $ 17,157      $  1,277
===========================================================    =========       ========      ========      ========
Ratio of expenses to average net assets(b)                          2.29%(c)(d)    2.48%         2.64%         2.51%(e)
===========================================================    =========       ========      ========      ========
Ratio of net investment income (loss) to average net
  assets(f)                                                        (0.83)%(c)     (0.69)%       (0.79)%       (0.47)%(e)
===========================================================    =========       ========      ========      ========
Portfolio turnover rate                                               96%            82%           79%            6%
===========================================================    =========       ========      ========      ========
Average brokerage commission rate paid(g)                      $  0.0239      $  0.0234           N/A           N/A
===========================================================    =========       ========      ========      ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for the periods 1996-1994, respectively.
(c) Ratios are based on average net assets of $184,750,715.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for the periods 1996-1994, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                  1997
CLASS C:                                                         -------
Net asset value, beginning of period                             $ 17.39
------------------------------------------------------------     -------
Income from investment operations:
    Net investment income (loss)                                   (0.03)
------------------------------------------------------------     -------
    Net gains (losses) on securities (both realized and
      unrealized)                                                  (0.97)
------------------------------------------------------------     -------
         Total from investment operations                          (1.00)
------------------------------------------------------------     -------
Net asset value, end of period                                   $ 16.39
============================================================     =======
Total return(a)                                                    (5.75)%
============================================================     =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                         $ 1,100
============================================================     =======
Ratio of expenses to average net assets(b)                          2.29%(c)
============================================================     =======
Ratio of net investment income (loss) to average net
  assets(b)                                                        (0.83)%
============================================================     =======
Portfolio turnover rate                                               96%
============================================================     =======
Average brokerage commission rate paid(d)                        $0.0239
============================================================     =======

(a) Does not deduct sales charges and periods for less than one year, total returns are not annualized.
(b) Ratios are annualized and based on average net assets of $628,292.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended and the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 1997, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ending October 31, 1997.

The following votes were cast with respect to each item:

                                                                                          Votes             Withhold/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  130,433,380                N/A           3,798,959
     Bruce L. Crockett...........................................  130,563,964                N/A           3,668,375
     Owen Daly II................................................  130,421,284                N/A           3,811,055
     Carl Frischling.............................................  130,515,713                N/A           3,716,626
     Robert H. Graham............................................  130,587,498                N/A           3,644,841
     John F. Kroeger.............................................  130,446,846                N/A           3,785,493
     Lewis F. Pennock............................................  130,506,142                N/A           3,726,197
     Ian W. Robinson.............................................  130,446,093                N/A           3,786,246
     Louis S. Sklar..............................................  130,573,480                N/A           3,658,859

(2)  Approval of new Investment Advisory Agreement...............   10,535,120            124,963             463,813

(3)  Elimination of Fundamental Investment Policy................    7,611,924            323,037             504,221

(4)  KPMG Peat Marwick LLP.......................................  128,509,801            995,829           4,726,709

Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
                                                                                              Houston, TX 77046
Bruce L. Crockett                             Robert H. Graham
Director                                      President                                       INVESTMENT ADVISOR
ACE Limited;
Formerly Director, President, and             John J. Arthur                                  A I M Advisors, Inc.
Chief Executive Officer                       Senior Vice President and Treasurer             11 Greenway Plaza
COMSAT Corporation                                                                            Suite 100
                                              Carol F. Relihan                                Houston, TX 77046
Owen Daly II                                  Senior Vice President
Director                                      and Secretary                                   TRANSFER AGENT
Cortland Trust Inc.
                                              Gary T. Crum                                    A I M Fund Services, Inc.
Jack Fields                                   Senior Vice President                           P.O. Box 4739
Formerly Member of the                                                                        Houston, TX 77210-4739
U.S. House of Representatives                 Dana R. Sutton
                                              Vice President and Assistant Treasurer          CUSTODIAN
Carl Frischling
Partner                                       Robert G. Alley                                 State Street Bank & Trust Company
Kramer, Levin, Naftalis & Frankel             Vice President                                  225 Franklin Street
                                                                                              Boston, MA 02110
Robert H. Graham                              Melville B. Cox
President and Chief Executive Officer         Vice President                                  COUNSEL TO THE FUND
A I M Management Group Inc.
                                              Jonathan C. Schoolar                            Ballard Spahr
John F. Kroeger                               Vice President                                  Andrews & Ingersoll
Formerly Consultant                                                                           1735 Market Street
Wendell & Stockel Associates, Inc.            P. Michelle Grace                               Philadelphia, PA 19103
                                              Assistant Secretary
Lewis F. Pennock                                                                              COUNSEL TO THE DIRECTORS
Attorney                                      Nancy L. Martin
                                              Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Ian W. Robinson                                                                               919 Third Avenue
Consultant; Formerly Executive                Ofelia M. Mayo                                  New York, NY 10022
Vice President and                            Assistant Secretary
Chief Financial Officer                                                                       DISTRIBUTOR
Bell Atlantic Management                      Kathleen J. Pflueger
Services, Inc.                                Assistant Secretary                             A I M Distributors, Inc.
                                                                                              11 Greenway Plaza
Louis S. Sklar                                Samuel D. Sirko                                 Suite 100
Executive Vice President                      Assistant Secretary                             Houston, TX 77046
Hines Interests
Limited Partnership                           Stephen I. Winer                                AUDITORS
                                              Assistant Secretary
                                                                                              KPMG Peat Marwick LLP
                                              Mary J. Benson                                  700 Louisiana
                                              Assistant Treasurer                             Houston, TX 77002

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions, as of September 30, 1997. The AIM Family of              prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



